2026 Financial Guidance Published December 9, 2025

Forward-Looking Statements Forward-Looking Statements: This presentation includes forward-looking statements based on information currently available to management and unless the context requires otherwise, references to “we,” “us,” “our” and “FirstEnergy” refers to FirstEnergy Corp. and its subsidiaries. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 and settlements with the U.S. Attorney’s Office for the Southern District of Ohio and the Securities and Exchange Commission (“SEC”); the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings, particularly regarding HB 6 related matters; changes in national and regional economic conditions, including recession, volatile interest rates, inflationary pressure, supply chain disruptions, higher fuel costs, workforce impacts, affecting us and/or our customers and those vendors with which we do business; variations in weather, such as mild seasonal weather variations and severe weather conditions (including events caused, or exacerbated, by climate change, such as wildfires, hurricanes, flooding, droughts, high wind events and extreme heat events) and other natural disasters, which may result in increased storm restoration expenses or material liability and negatively affect future operating results; the potential liabilities and increased costs arising from regulatory actions or outcomes in response to severe weather conditions and other natural disasters; legislative and regulatory developments, and executive orders, including, but not limited to, matters related to rates, energy regulatory policies, compliance and enforcement activity, cyber security, climate change, and equity and inclusion; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions, and the loss of FirstEnergy Corp.’s status as a well-known seasoned issuer; the risks associated with physical attacks, such as acts of war, terrorism, sabotage or other acts of violence, and cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to accomplish or realize anticipated benefits through establishing a culture of continuous improvement and our other strategic and financial goals, including, but not limited to, executing Energize365, our transmission and distribution investment plan, executing on our rate filing strategy, controlling costs, improving credit metrics, maintaining investment grade ratings, strengthening our balance sheet and growing earnings; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations and may also cause it to make contributions to its pension sooner or in amounts that are larger than currently anticipated; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, our generation resource planning in West Virginia, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets, including those sites impacted by the legacy coal combustion residual rules that were finalized during 2024, and the Environmental Protection Agency’s reconsideration of such rule; changes to environmental laws and regulations, including, but not limited to, federal and state rules related to climate change, and potential changes to such laws and regulations as a result of the U.S. presidential administration; changes in customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change, and emerging technology including artificial intelligence, particularly with respect to electrification, energy storage and distributed sources of generation; future actions taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, the One Big Beautiful Bill Act of 2025, as signed into law on July 4, 2025, or adverse tax audit results or rulings and potential changes to such laws and regulations; the ability to meet our publicly-disclosed goals relating to climate- related matters, opportunities, improvements, and efficiencies, including FirstEnergy’s greenhouse gas reduction goals and the risks and other factors discussed from time to time in FirstEnergy Corp.’s SEC filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by the FirstEnergy Corp. Board at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s Form 10-K, Form 10-Q and in other filings with the SEC. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise. 2026 Financial Guidance - Published December 9, 20252

Non-GAAP Financial Matters 3 This presentation contains references to certain financial measures, including Baseline O&M and Core Earnings per share (“Core EPS”) as “non-GAAP financial measures,” which are not calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and exclude the impact of “special items,” from EPS attributable to FirstEnergy Corp. for Core EPS. Management uses these non-GAAP financial measures to evaluate the company’s and its segments’ performance, and manage its operations and references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons. Management believes that the non-GAAP financial measures of Baseline O&M and Core EPS, including by segment, provide consistent and comparable measures of performance of its businesses on an ongoing basis. Management also believes that such measures are useful to shareholders and other interested parties to understand performance trends and evaluate the company against its peer group by presenting period-over-period operating results, excluding the impacts described above, that may not be consistent or comparable across periods or across the company’s peer group. These non-GAAP financial measures are intended to complement, and are not considered as alternatives to, the most directly comparable GAAP financial measures, which for Baseline O&M is Other Operating Expenses and for Core EPS is EPS attributable to FirstEnergy Corp. Also, such non-GAAP financial measures may not be comparable to similarly titled measures used by other entities. Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure, trends useful in evaluating the company’s ongoing core activities and results of operations, or otherwise warrant separate classification. Core EPS is calculated based on the weighted average number of common shares outstanding in the respective period. A reconciliation of forward-looking non-GAAP measures, including 2025-2026 Core EPS, and Core EPS compound annual growth rate projections, to the most directly comparable GAAP measures is not provided because comparable GAAP measures are not available without unreasonable efforts due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Specifically, management cannot, without unreasonable effort, predict the impact of these special items in the context of Core EPS guidance, or Core EPS growth rate projections because these items, which could be significant, are difficult to predict and may be highly variable. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These special items are uncertain, depend on various factors and may have a material impact on our future GAAP results. In the fourth quarter of 2025 we expect to recognize special items consisting of refunds, restitution and impairments associated with disallowances due to the November 19, 2025, PUCO orders regarding the Ohio 2024 base rate case and the consolidated Ohio audits and will be excluded from Core Earnings. 2026 Financial Guidance - Published December 9, 2025

2026 Plan Highlights

Core EPS[1] Guidance of $2.62-$2.82	▪ 7.5% increase vs. 2025 Increased Guidance Mid-point of $2.53/sh ▪ ~9% increase vs. 2025 Original Guidance Mid-point of $2.50/sh
$6B Customer-Focused Investment Plan	▪ 9% increase vs. Increased 2025 Investment Plan of $5.5B ▪ 72% in formula investments
Optimized Financing Plan	▪ Subsidiary Debt issuances totaling $2.9B, $2.3B in new money
Investment-Grade Credit Profile	▪ Targeting ~14% FFO/Debt to support BBB metrics
60-70% Dividend Payout	▪ Expect to declare annual dividends[2] of $1.86/sh (4 quarterly dividends of $0.465/sh)

Strong customer-focused Investment Plan expected to result in stable and predictable growth

4

2026 Financial Guidance - Published December 9, 2025

(1) With respect to Core EPS guidance, the Company is unable to reconcile this forward-looking non-GAAP information without unreasonable efforts. Please see slide 3 for more information.

(2) Dividend payments are subject to declaration by the Board of Directors.

FirstEnergy

2026 Core EPS(1) Guidance: $2.62 - $2.82 5 2025F Increased Core EPS Mid-point Distribution Integrated Stand-Alone Transmission Corp / Other 2026F Core EPS Mid-point $2.72 Rates & Investments O&M Other OpEx Financing Costs Rates & Investments O&M Other OpEx Financing Costs Rates & Investments Financing Costs Income Taxes & Other Financing Costs Income Taxes & Other(2) + + + - - - - - (1) With respect to Core EPS guidance, the Company is unable to reconcile this forward-looking non-GAAP information without unreasonable efforts. Please see slide 3 for more information. (2) Forecasted 2026 Consolidated effective tax rate of 19%-20% vs. 2025 Forecast of ~19% + - ++ - $2.53 Weather-Adjusted Sales Forecast 2025 2026 % Change Residential 55.7 56.3 1.1% Commercial 39.5 38.9 (1.5)% Industrial 52.5 55.9 6.5% FE Consolidated 147.7 151.1 2.3% 2026 Financial Guidance - Published December 9, 2025

2026 Investment Plan: $6B

Investment Plan by Type


~28%
Base Rate Recovery
~72%
Formula Rate
Fossil Generation
Transmission
Infrastructure Renewal
$6B
Grid Modernization
Energy Efficiency

Investment Plan by Segment


Stand-Alone Transmission, $2.0B, 33%
Distribution, $1.7B, 28%
$6B
Corp. $0.1B, 2%
Integrated, $2.2B, 37%
(Incl. $1.0B in Formula Rate Tx)
~50%
FERC Regulated
~50%
State Regulated

Transmission: $3.0B (Increase of 13% vs. 2025)

- New capacity requiring network upgrades
- Rebuild/replace aging equipment to improve reliability for customers and reduce future maintenance
- Adding redundancy and system features that allow operators to more swiftly react to changing conditions on the grid, ensuring improved reliability for our customers

Infrastructure Renewal: $1.5B (Flat vs. 2025)

- Modernizing circuits – updating underground cable, substation equipment and sub transmission lines
- Strengthening lines affected by storms and equipment failures

Grid Modernization: $1.1B (Increase of 18% vs. 2025)

- Modernizing distribution system through enhanced circuit protection and remote sectionalizing
- New capacity to meet future needs of our customers
- Advanced metering infrastructure (AMI)

Energy Efficiency: $0.2B

- NJ Energy Efficiency commitments

Investment plan expected to provide meaningful benefits to customers and support economic growth with 72% in formula rate programs providing real-time earnings and cash flow

6
2026 Financial Guidance - Published December 9, 2025

2026 Financing Plan ■ $2.9B Long-Term Debt issuances; Net long-term debt increase of $2.3B 7 Distribution Segment LT Debt Issuances Redemptions Notes FEPA $850M ($300M) 5.15% matures 3/30/26 CEI $400M - New issuance Sub-Total $1,250M ($300M) $950M net change Integrated Segment LT Debt Issuances Redemptions Notes JCP&L $350M - New issuance MP $300M - New issuance PE $200M - New issuance Sub-Total $850M - $850M net change Stand-Alone Transmission Segment LT Debt Issuances Redemptions Notes FET $400M - New issuance MAIT $250M - New issuance ATSI $175M ($75M) 4.0% matures 4/15/26 Sub-Total $825M ($75M) $750M net change Corp/Other Segment LT Debt Issuances Redemptions Notes FE Corp - ($294M) 4.0% matures 5/1/26 Sub-Total - ($294M) ($294M) net change 2026 Financial Guidance - Published December 9, 2025 ■ Long-term debt financing plan is developed on an issuer-by-issuer basis to meet the following objectives: – Meet maturing long-term debt obligations – Finance each company’s investment plan – Maintain appropriate liquidity – Manage regulatory capital structures at/near targets to ensure appropriate regulatory recovery – Maintain target credit profiles 2026 Financing Plan supports $6B investment plan and investment-grade credit metrics

Dividend Overview 8 Dividend payments are subject to declaration by the Board of Directors $1.60/sh $1.70/sh $1.78/sh $1.86/sh $2.20/sh $2.37/sh $2.53/sh $2.72/sh 2023A 2024A 2025F 2026F Annual Dividend Core EPS Annual Dividends Per Share (Declared) ■ Provided growth of 4.7% in 2025 – Declared Dividends of $1.78/sh vs $1.70/sh in ‘24 – Payout ratio of 70% in 2025F ■ Expect dividend growth of 4.5% in 2026 – Planned declaration of four quarterly dividends of $0.465/sh, totaling $1.86/sh – Expected payout ratio of 68% in 2026 ■ Current Dividend Yield: 4.0% (as of 12/5/25) Dividend Policy – Targeted payout: 60-70% of Core Earnings 2026 Financial Guidance - Published December 9, 2025

Key 2026 Regulatory Strategies

WV New Generation

- **Expect to file for approval in 1Q26 for 1,200 MW of Combined Cyle Gas and 70 MW of Solar generation in 2028**
  - Preliminary cost estimate included in IRP was ~$2.5B, with an in-service date of 2031
- **Publicly announced plans in West Virginia with Governor Morrisey on November 6th**
  - Positive in-state reception with various stakeholders
  - Strongly aligned with Governor Morrisey's 50 GW by 2050 initiative

Ohio Three-Year Rate Plan

- **Expect to file in 1st Quarter 2026 for 2027-2029 period**
- **Attractive regulatory framework includes:**
  - Reduced regulatory lag with 3-year forward-looking test year
  - Line of sight for future earnings with annual true-ups
  - Efficient process with final order due within 360 days of completed application
- **Three-year investment plan to support infrastructure renewal, reliability enhancement, and grid modernization initiatives**

Base Rate Case Cadence

- **MD / WV: Plan to file base rate cases in 2026**
- **Strong affordability position, with rates well below the peer average**


Average Residential Rates
(as of 7/1/25, 1,000 kWh per month)
FE
In-State Peer Avg
$156
$225
$137
$175
Maryland
-31%
West Virginia
-22%
FE Rates vs. In-State Peer Average

PJM Open Window

- **PJM held Transmission Expansion Advisory Committee (TEAC) meetings on 11/4/25 and 12/8/25**
- **Upcoming TEAC meeting scheduled for January**
- **Expect final approval of awards by PJM Board in 1Q 2026**

9
2026 Financial Guidance - Published December 9, 2025

FirstEnergy

Shareholder Value Proposition

2025-2029 Base Financial Plan

- **6-8% Core EPS[1] CAGR, guiding to the upper half of the range**
- **$28B Base Investment Plan[2]**
- **9% Rate Base CAGR** (FE-Owned)
- **Load forecast** assumes ~2%+ CAGR; only includes active and contracted data centers

- **No incremental equity needs[2]** in the base plan (beyond Employee Benefit programs of up to ~$100M annually)
- **Constructive regulatory frameworks** with ~75% of 5-year planned investment in formula rate programs
- **Diversified and low-risk T&D assets** with strong affordability position
- **Supportive WV regulatory construct** for generation



Strong Growth Outlook
Financial Discipline
Attractive Risk Profile
Compelling Total Shareholder Return
COMMUNITIES • EMPLOYEES • INVESTORS • CUSTOMERS
Sustainable Growth

- **Targeting ~14% FFO/Debt**
- **Committed to achieving and maintaining BBB credit profile**
- Focus on **Continuous Improvement** and managing O&M expenses
- Targeting **Consolidated ROEs of 9.5%-10%**

- **Attractive total return opportunity of 10-12% with potential for upside through P/E expansion**
  (6-8% Core EPS growth and ~4% dividend yield)
- **Improved earnings quality,** with focus on Core EPS
- **Committed to dividend growth,** in line with 60%-70% of Core EPS

Our diversified service territory, low-risk investment plan and a strong affordability position, provides the opportunity to significantly enhance the customer experience and provide solid returns to our investors

10 2026 Financial Guidance - Published December 9, 2025

[1] Please see slide 3 for more information.
[2] Incremental investments above current $28B plan to be funded with cash from operations, utility debt issuances and up to 30% equity/equity-like securities

FirstEnergy

Long-Term Plan Update Reaffirming 6-8% Core EPS CAGR (2025-2029), guiding to upper half of the range Includes planned increase in total transmission investments of 30% in next 5-year plan(1) 2026 Financial Guidance - Published December 9, 202511 Diversified service territory Strong balance sheet Solid affordability position Enhancing the customer experience Attractive risk- adjusted returns ■ 2026 – 2030 Long-Term Plan to be updated on our 4th Quarter Earnings Call in February ➢ Consolidated Investment Plan | Rate Base | Financing Plan | Core EPS Growth ■ Update on PJM Open Window Awards ➢ 2026 to 2030 Long Term Plan to include impact from approved 2025 PJM Open Window awards in 1Q 2026 ■ Update on WV generation plan to build 1,200 MWs of CCGT ➢ Build, own, transfer (BOT) vs. engineering, procurement, construction (EPC) option ➢ Capital investments and impact to Core EPS to be included in long-term plan once approved by the WVPSC, expect in 2H of 2026 (1) Current $28B 5-year Capital Investment plan includes ~$14B in total transmission investments